SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[   ]Preliminary Proxy Statement             [   ]Confidential, for Use of the
[ X ]Definitive Proxy Statement                   Commission Only (as permitted
[   ]Definitive Additional Materials              by Rule 14a-6(e)(2))
[   ]Soliciting Material Pursuant to
     Rule 14a-12

                           HIGH COUNTRY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
         2.      Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
         4.      Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
         5.      Total fee paid:


[   ]  Fee paid previously with preliminary  materials:
                                                        -----------------------
[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1.      Amount Previously Paid:

                 --------------------------------------------------------------
         2.      Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------
         3.      Filing Party:

                 --------------------------------------------------------------
         4.      Date Filed:

                 --------------------------------------------------------------

                        [HIGH COUNTRY BANCORP LETTERHEAD]






                               September 25, 2000




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of High Country Bancorp, Inc. to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Thursday, October 26, 2000 at 5:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 2000 fiscal year. Directors and officers of the Company will be available to respond to any questions stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                         Sincerely,

                                         /s/ Larry D. Smith

                                         Larry D. Smith
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201
                                 (719) 539-2516

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 26, 2000
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of High Country Bancorp, Inc. (the "Company"), will be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado at 5:00 p.m., local time, on Thursday, October 26, 2000.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.       The election of two directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2000, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Richard A. Young

                                             RICHARD A. YOUNG
                                             SECRETARY
Salida, Colorado
September 25, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           HIGH COUNTRY BANCORP, INC.
                             7360 WEST US HIGHWAY 50
                             SALIDA, COLORADO 81201

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of High Country Bancorp, Inc. (the "Company") to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at 7360 West US Highway 50, Salida, Colorado on Thursday, October 26, 2000, at 5:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about September 25, 2000.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 15, 2000 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 1,071,225 shares of Common Stock issued and outstanding.

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.


                                                                                 PERCENT OF SHARES
NAME AND ADDRESS                              AMOUNT AND NATURE OF                OF COMMON STOCK
OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)                OUTSTANDING
-------------------                          -----------------------                -----------

High Country Bancorp, Inc.                         105,800  (2)                      9.88%
Employee Stock Ownership Plan ("ESOP")
130 West 2nd Street
Salida, Colorado  81201

Donald L. Koch                                     118,782                          11.09%
4 Muirfield Lane
St. Louis, Missouri 63141

Sandler O'Neill Asset Management LLC               100,000  (3)                      9.34%
712 Fifth Avenue - 22nd Floor
New York, New York  10019

Wellington Management Company                       87,300  (3)                      8.15%
75 State Street
Boston, Massachusetts 02109

All Directors and Executive Officers
  as a Group (7 persons)                           189,552  (4)                     17.70%
_____________

(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Mitchell, Glenn, Young and Harsh vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.
(3) Control shares through serving as investment advisor of various investment funds.
(4) Excludes shares with respect to which Directors Mitchell, Glenn, Young and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 105,800 shares under the ESOP and 23,303 shares under the Management Recognition Plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is currently composed of six members. Under the Company's Certificate of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting in order to keep the number of directors in each class equal, two directors will be elected for terms expiring at the Annual Meeting to be held in the year 2003.

The Board of Directors has nominated Director Robert B. Mitchell and Timothy R. Glenn, each to serve for an additional term of three years, or until their successors are elected and qualified. Under Colorado law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute(s) as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.c

     The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, High Country Bank (the "Bank"), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company in August 1997 and remained as such following the conversion of the Bank from mutual to stock form (the "Conversion") on December 11, 1997. Each director of the Company is also a member of the Board of Directors of the Bank.

                                                                                SHARES OF
                                            YEAR FIRST                         COMMON STOCK
                                            ELECTED AS                         BENEFICIALLY
                          AGE AT THE         DIRECTOR        CURRENT TERM      OWNED AT THE       PERCENT OF
       NAME               RECORD DATE       OF THE BANK        TO EXPIRE      RECORD DATE (1)        CLASS
       ----               -----------       -----------        ---------      ---------------        -----
                                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003

Robert B. Mitchell           75                1972              2000             35,520  (2)        3.32%
Timothy R. Glenn             43                1991              2000             31,980  (2)        2.99
                                        DIRECTORS CONTINUING IN OFFICE

Philip W. Harsh              55                1995              2001             31,814  (2)        2.97
Scott G. Erchul              38                1997              2001             16,220             1.51
Richard A. Young             46                1992              2002             21,233  (2)        1.98
Larry D. Smith               43                1987              2002             37,124             3.47

------------
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.
(2) Excludes shares with respect to which Directors Mitchell, Glenn, Young and Harsh may have "voting power" by virtue of their positions as trustees of the trusts holding 105,800 shares under the ESOP and 23,303 shares under the Management Recognition Plan. Unallocated shares and shares for which no instructions have been received generally are voted by the trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     ROBERT B. MITCHELL has served as a Director of the Bank since 1972. He is retired after 20 years as the Post Master of Salida, Colorado. Mr. Mitchell serves as Chairman of the Board of Directors of the Bank and of the Company. Mr. Mitchell is a past member and Treasurer of the Salida Board of Education; past Senior Warden and Treasurer of the Church of the Ascension; past President of Salida Golf Club; past Commander of the Ray Lines Post #64 of the American Legion; and a member of Salida Elks Lodge #808.

     TIMOTHY R. GLENN has served as a Director of the Bank since 1991. He is the Funeral Director and Owner of the Lewis & Glenn Funeral Home and the Coroner for Chaffee County, Colorado. His civic activities include the Salida Rotary Club, Elks Lodge, 4-H Club and the St. Joseph Catholic Church. He has also served as President and a member of the Board of Directors of the Colorado Association of Cemeteries.

     PHILIP W. HARSH has been an owner and agent of the Fredrickson Brown Insurance Agency since 1990 and a Director of the Bank since 1995. He is a member of the Salida Chamber of Commerce and the Chamber of Commerce Business Development Group. Also, he has served as President of the ruling group for the Salida Public Golf Course and is past president of the Independent Insurance Agents of Colorado.

     SCOTT G. ERCHUL has been a member of the Board of Directors of the Bank since 1997. He currently serves as Vice President of the Company and the Bank, and has been Vice President of the Bank since 1991. His past and current community involvement include the Rotary Club, Academic Booster Club committee member and youth sports coach for football, baseball and soccer.

     RICHARD A. YOUNG currently serves as Secretary and Treasurer of the Company and the Bank. He has served as a Director of the Bank since 1992. He is a Certified Public Accountant and a partner in the accounting firm of Swartz & Young P.C. He is a high school football coach, treasurer and board member of the local Pop Warner Football League.

     LARRY D. SMITH currently serves as President and Chief Executive Officer of the Company and the Bank. Mr. Smith became President of the Bank in 1991 and has been a Director of the Bank since 1987. From 1978 to 1991, he served as Controller of the Bank. He is active in the Salida school system and youth sports by serving as a coach for various sports teams and by serving on the High School Building Accountability and Business Advisory Committees. He is also involved with several organizations which promote the academic and athletic development of the youth of Salida.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds Annual Meetings as needed. During the year ended June 30, 2000, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company held while he was a member during the year ended June 30, 2000 and the total number of meetings held by committees on which he served during such fiscal year.

     The Company's Board of Directors has standing Audit and Nominating Committees. The Compensation Committee consists of the full Board of Directors and discusses compensation matters as required. The Board of Directors' Audit Committee consists of Directors Mitchell and Young. During the year ended June 30, 2000, the committee met two times to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

     The Company's Nominating Committee consists of the entire Board of Directors and is responsible for considering potential nominees to the Board of Directors. The Board, in its capacity as the Nominating Committee, met one time during the year ended June 30, 2000. In its deliberations, the nominating committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Directors' Fees. The Company's directors receive fees of $1,000 per month. This fee includes any Audit or Nominating Committee meeting. No additional fees are paid for serving on committees of the Board of Directors. During fiscal year 2000, the Company's directors' fees totaled $72,000.

--------------------------------------------------------------------------------
                    EXECUTIVE COMPENSATION AND OTHER BENEFITS
--------------------------------------------------------------------------------

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last two fiscal years awarded to or earned by the Company's Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 2000 exceeding $100,000 for services rendered in all capacities to the Company and the Bank, except for the Chief Executive Officer.

                                                     ANNUAL COMPENSATION
                                       -----------------------------------------------
                                                                        OTHER ANNUAL             ALL OTHER
NAME                       YEAR        SALARY          BONUS           COMPENSATION(1)         COMPENSATION
----                       ----        ------          -----           ---------------         ------------
Larry D. Smith             2000       $  96,000       $ 13,850         $  12,000  (2)          $  57,274  (3)
Chief Executive Officer    1999          88,500         15,000            12,000  (2)             56,884

______________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1999 did not exceed 10% of each of the executive officer's respective salary and bonus.
(2)      Compensation for serving on the Board of Directors.
(3) Contributions for Mr. Smith's benefit of: (i) $13,076 in the Long Term Incentive Plan (ii) 1,538 ESOP shares valued at $16,918 as of June 30, 2000, and (iii) 2,480 shares in the Management Recognition Plan Trust, which vested during fiscal 2000 and were valued at $27,280 as of June 30, 2000.


     Employment Agreements. The Company and the Bank have entered into employment agreements (the "Employment Agreements") under which Larry D. Smith serves as President of the Bank and the Company (the "Employee"). In such capacities, Mr. Smith is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. The Boards believe that the Employment Agreements assure fair treatment of employees in their careers with the Company and the Bank by assuring them of some financial security.

     The Employment Agreements became effective on August 13, 1997 and provide for a term of three years, with an annual base salary equal to Mr. Smith's existing base salary rate in effect on the effective date. On each anniversary date of the commencement of the Employment Agreements, the term of Mr. Smith's employment may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that his performance has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide Mr. Smith with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. As of September 15, 2000, the base salary under Mr. Smith's contract was $105,000 per annum. The Employment Agreements terminate upon Mr. Smith's death, may terminate upon his disability and are terminable by the Bank for "just cause" (as defined in the Employment Agreements). In the event of termination for just cause, no severance benefits are available. If the

Company or the Bank terminates Mr. Smith without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements plus an additional 12 month's salary and, at his election, either continued participation in benefit plans which he would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to Mr. Smith's "disability" (as defined in the Employment Agreements), Mr. Smith will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of his disability. In the event of Mr. Smith's death during the term of his Employment Agreement, his estate will be entitled to receive his salary through the last day of the calendar month in which the his death occurred. Mr. Smith is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights, and benefits up to the date of termination.

     In the event of (i) Mr. Smith's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the Employment Agreements (the "Protected Period"), (ii) Mr. Smith's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by him, or (iii) his voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control, he will be paid within 10 days of such termination (or the date of the change in control, whichever is later) an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that he receives on account of the change in control.

     "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Holding Company thereof, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's Directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur solely by reason of a transaction in which the Bank converts to the stock form of organization, or creates an independent holding company in connection therewith. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding.

     The payments that would be made to Mr. Smith assuming his termination of employment under the foregoing circumstances at June 30, 2000 would have been approximately $287,040. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

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                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. None of these loans had favorable terms. At June 30, 2000, the Bank's loans to directors and executive officers totaled $1,510,000, or 9.37% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     Grimsley, White & Company, which were the Company's independent auditors for the 2000 fiscal year, and have been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 2000 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 7360 West US Highway 50, Salida, Colorado 81201 no later than May 25, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 30 days nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company, not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed to stockholders.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HIGH COUNTRY BANCORP, INC., 7360 WEST US HIGHWAY 50, SALIDA, COLORADO 81201.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Richard A. Young

                                              RICHARD A. YOUNG
                                              SECRETARY
Salida, Colorado
September 25, 2000

                                REVOCABLE PROXY
                           HIGH COUNTRY BANCORP, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2000
--------------------------------------------------------------------------------

     The undersigned  hereby appoints Richard A. Young, Larry D. Smith and Scott
G. Erchul powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of High Country Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at High Country Bank, 7360 West US Highway 50, Salida, Colorado on Thursday, October 26, 2000 at 5:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                                          VOTE
                                                         FOR            WITHHELD
                                                         ---            --------
  1. The election as directors of all the nominees listed below (except as marked to the contrary below).

           Robert B. Mitchell
           Timothy R. Glenn

           INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
           INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
           THE LINE PROVIDED BELOW.

           ----------------------------------


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, dated September 25, 2000, and an Annual Report to Stockholders for the 2000 fiscal year.

Dated:                         , 2000
       ------------------------




---------------------------------               --------------------------------
  PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER


---------------------------------               --------------------------------
   SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------